Offerings - Offering: 1	Jan. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 7.23
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Offering Note	This valuation, estimated solely for the purpose of calculating the filing fee pursuant to Rule 0-11(a)(4) under the Securities Exchange Act of 1934, as amended, is based on the maximum aggregate amount of the Registrant's common stock to be issued in connection with the exchange of the Registrant's issued and outstanding Series C preferred stock subject to the Offer. In accordance with Rule 457(f)(2), the fee was calculated using the book value of the Series C Preferred Stock subject to the Offer as of the latest practicable date prior to the date on which this Schedule TO is being filed.